SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2008

EDGAR Online, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	0-26071	06-1447017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Washington Street Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 852-5666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 6, 2008, the Company received notification from The Nasdaq Stock Market that the Nasdaq staff approved the Company’s transfer application requesting that the listing of the Company’s common stock be transferred from The Nasdaq Global Market to The Nasdaq Capital Market. The Company’s common stock will be transferred to The Nasdaq Capital Market at the opening of business on August 8, 2008.

The Company has issued a press release dated August 7, 2008 reporting the approval of the transfer application. A copy of the press release is attached hereto as Exhibit 99 and the information contained therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99	Press Release by the Company, dated August 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

By:	/s/ Philip D. Moyer
Philip D. Moyer
Chief Executive Officer and President

Dated: August 7, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release by the Company, dated August 7, 2008.